                                                                   EXHIBIT 10.20

                                                   HYRESKONTRAKT                            Sid 1(2)
                                                   FOR LOKAL                                        Nr 01009 001 024

Undertecknade her denna dag traffat forfjanda hyresavtal:         Kryss i ruta innobar att den darefter foljande texten galler
------------------------------------------------------------------------------------------------------------------------------------

Hyresvard
                 Trygg-Hansa Livfororsakrings  AB (Publ)                            516401-6536
------------------------------------------------------------------------------------------------------------------------------------

Hyresgast                                                                           Personnl/Orgnr
                 Spray Network AB                                                   556503-3247
------------------------------------------------------------------------------------------------------------------------------------
Lokalens         Kommun                                             Kvarter/stadsaga
address
                 Stockholm                                          Guldfisken 31
------------------------------------------------------------------------------------------------------------------------------------
                 Gata                                                                 Trappor         Lagenhet nr
                 Nybrogatan 55                                                              Bv              0001
------------------------------------------------------------------------------------------------------------------------------------
Lokalens skick
och anvandning
                 Lokalen med tillhorande utrymmen uthyrs, om inte
                 annat anges, I beflngtligt skick att anvadas till:           Kontor
------------------------------------------------------------------------------------------------------------------------------------
Lokalens         Butlksarea 1     Kontosarea 1                      Lagerarea i          Ovriga utrymmen        Total:
storick och
omfattning       plan m2          plan  m2  ca    plan  m2   ca     plan  m2             plan   m2 ca       Se sammanstallning
                                  BV      470     4-7   2.365                            -1   546           bilaga 1    3 381
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                bilaga
                 [X]  Omfattningen av dc forhyrda lokalema har markerata a bifogada ritning(ar)                 3
------------------------------------------------------------------------------------------------------------------------------------
                                                                    parkeringsplats(or)  garageplats(er)
                                                                    for                  for
                      tillfart
                      for bil                          plats for
                      for  I och       plats for       skylt
                 [_]  urfastning  [_]  skylt      [_]  skap/automat [_]    bil(ar)       [_]      bil(ar)   [_]  uthus
------------------------------------------------------------------------------------------------------------------------------------
Inredning        Lokalen uthyrs                                                 Vid hyresforhallandels     bilaga
                                                                                                          --------------------------

                                                                                upphoorande skall
                                                                                hyresgasten, om inta
                                                                                annen overenskommelse
                                                                                traffats, bortfora
                                                                                honom tilhorig
                      utan sarskild for               med sarskild for          inredning och
                      verksamheten avsedd             verksamheten avsedd       aterstalla lokalema I
                 [X]  inredning                   [_] inredning enl bil         godtagbart skick
------------------------------------------------------------------------------------------------------------------------------------
Kontraktstid     Fran och med den                               Till och med den
                 1998 08 01 se bilaga 1                         2003 09 30
------------------------------------------------------------------------------------------------------------------------------------
Uppsagninstid
Fotlangninstid
                 Uppsagning av delta kontraki   9   manader     fore den avtalade hyrestidens utgang i
                 skall ske skriftligen minst                    annal fall ar kontraktel forlangt med        3 ar for varje gang
------------------------------------------------------------------------------------------------------------------------------------
Hyra             Kronor
                                                                                                                 hyra exki nedan
                 7.074.400                                   per ar utgorande               [_]  total hyra  [X] markerade tillagg
------------------------------------------------------------------------------------------------------------------------------------
   Index-                                                                                                       bilaga
   klausul
                 [X]   Andring av ovan angiven hyra skeri i enlighet med bifogade indexklausul                  1
------------------------------------------------------------------------------------------------------------------------------------
   Varme och     Erforderlig uppvarmning av lokalen          Varmvatten tillhandahails
   varmvatten    ombesorjes av

                 [_]  hyresvarden    [_]  hyresgasten        [X]  hela arct     [_]  inte alls       [_]
------------------------------------------------------------------------------------------------------------------------------------
   Kostnad                                                                                                      bilaga

                 [_]  Bransle/Varmetlliagg utgar i enlighet med bifogada klausul
------------------------------------------------------------------------------------------------------------------------------------
   Va-kost-nad                                                                                                  bilaga

                 [_]  Va-tillagg utgar i enlighet med bifogade klausal
------------------------------------------------------------------------------------------------------------------------------------
   Kyla                                                                                                         bilaga
   Ventilation

                      Kostnader for drift av sarskild kyl-och ventilationsanlaggning arsalls i
                 [_]  enlighet med hifogade klausul
------------------------------------------------------------------------------------------------------------------------------------
   El

                 [_]  ingar I hyran                          [X]  hyresgasten har eget abonnemang           se bilaga 1
------------------------------------------------------------------------------------------------------------------------------------
   Trapp-
   stadning

                 [_]  ingar I hyran                          [_]  ombesorjs och bekostes av hyresgasten
------------------------------------------------------------------------------------------------------------------------------------
   Embalage-                                 ombesorjs och bekostas av hyresgasten       galler s.k. affars - och ind. sopor
   och sop-                                  (dock aligger del hyresvarden all tillhandahalla sopkarl och erforderligt
   hamtning      [_]  ingar I hyran  [X]     soputrymme)
------------------------------------------------------------------------------------------------------------------------------------
   Snorojning
   och sandning

                 [X]  ingar I hyran                          [_]  ombesorjs och bekostas av hyresgasten
------------------------------------------------------------------------------------------------------------------------------------
   Fastighetsekatt                                                                                              bilaga

                 [_]  ingar I   [X]  ersattning hafor erlaggs enlight sarskild overanskommelse                  1
                     hyran
------------------------------------------------------------------------------------------------------------------------------------
   Oforut-sedda  Skulle efter avtslete tecknande oforutsedda kostnadsokningar uppkomma for fastigheten pa grund av
   kostnader     ___________________________________________________________________________________________________________________

                    a)  inforanda clier hojning av sarskild for fastigheten gallande skatt, avgift eller palaga varom rlkedag, regering, kommun eller myndighet kan komma att besluta
                    b)  generella ombyggnadsatgarder eller liknande pa fastigheten som ej enbart avser lokalen och som hyresvarden alaggs att utfora till foljd av beslut av riksdag, regering, kommun eller myndighet skall hyresgasteb med vorkan fran intradd kostnadsokning criagga ersattning till hyresvarden for pa lokolon belopande andel av den totala arliga kostnadsokningen for fastigheten.

                 Lokalens andel ar 60,20 procent (har andelen ej angivits beraknas den i forhallande till I fastigheten utgaende hyror vid tiden for kostnadsokningen).

                 Med skat enligt a) oven avses ej moms och fastighatsskatt i den man ersattning harfor erlaggs i enlighet med sarsklld overenskommelse ovan.

                 Ersattningen erlaggs enlight nedanstaende regler om hyrans betalning.
------------------------------------------------------------------------------------------------------------------------------------
Mervarde-        [X]  Fastighetsagaren/hyresvarden ar skattskyldig till moms for uthyrning av lokolon.  Hyresgasten
skatt                 skall utover hyran erlagga vid varje tillfalle gallande moms
(moms)

                 [_]  Om fastighetsagaren/hyresvarden efter beslut av skattemyndigheten blir skattskyldig til morns for uthyrning av lokalen skall hyresgasten utover hyran erlagga vid varjo tillfalle gallande morns.

                      Denna som erlaggs samtidigt med hyran beraknas pa angivet hyresbelopp jamte, enligt vid varge tidpunkt gallande regler for morns pa hyra, pa i forekommande fall enligt hyreskontraktet utgaende tillagg och andra ersattningar.
------------------------------------------------------------------------------------------------------------------------------------

Sveriges Fastighetsagareforbunds formular nr 12A upprattat 1991 i samrad med Sveriges Kopmannaforbund/Lokalhyresgasterna och Foretagens
Riksorganization, Blankettide i Stockholm AB 91.06.         Eftertryck forbjudes

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Hyrans           Hyran _________ utan anfordran I forskott senast sista vardagen fora varja        postgiro nr       bankgiro nr
betaining        ___________________________________________________________________________________________________________________
                 [X]              [_]                                                              473 33 00-0       5913-5210
------------------------------------------------------------------------------------------------------------------------------------
_________        Vid forsenad hyresbetaining skall hyresgasten erlagga dols ranta enligt rantelagen, _____ arsottning for skriftlig
Betainings       betainingspominnalse enligt lagen om arsattning for inkassokasinader m m. Ersattning for paminnelse utgar
pominnals        mad belopp som vid varje tilfalle galler enligt forordningan om ersattning for inkassokostnader m m.
------------------------------------------------------------------------------------------------------------------------------------
Underhall mm     [_]  Hyresvarden skall uttora och bekosta          Dock att hyrasgasten svarar for                    bilaga
                      erforderligt underhall av lokalerna
                      och av honom tillhandahallen inredning
                 -------------------------------------------------------------------------------------------------------------------
                 [X]  Hyresgasten skall utfora och bekosta          Hyresgastens underhallsskydighet omfatter          bilaga
                      erforderligt in re underhall av               derutover
                      ytskikt pa golv, vaggar och tak jamie
                      av inredning tillhandallen av
                      hyresvardon.
                 -------------------------------------------------------------------------------------------------------------------
                 Hyrasgastan ager inia evhalla nadsattning I hyran for hinder eller men i nyttjanderattan for tid varunder hyresvarden later verkstalla sedvangligt underhall av fastighetan eler de forhyrda lokalema. Det aligger dck hyresvarden all i god tid underralla hyresgasten om arbetets art och omfattning samt nar och under vilken tid arbetet skall utioras. I det fall forhyrningen galler butikslokal/hantverkslokal med verksamhet beroende av kundtillstromning skall klausulen aga giltighet endast om sarskild overenskommelse harom traffats.
                 -------------------------------------------------------------------------------------------------------------------
                 Det aligger                      att pa aget ansvar ach agen bkokstnad svara for de atgarder, som av forsokringsbolag eller byggnadsnamnd, miljo - och halsokskyddsnamnd, brandmyndighet eller annan myndighet kan komma att kravas for lokalens nyttjande for avsedd anvadning. Hyresgasten skall samrada med hyrasvarden innan atgarder vidtas.
                 [_] hyrasvarden   [X] hyrasgasten
                 -------------------------------------------------------------------------------------------------------------------
                 Om hyresgasten utan erforderligt byggiov vidtar andringar i lokalerna och varden till foljd harav enligt reglerna i
                 PBL tvingas utgo byggnadsavgift eller tillaggsavgift skall hyreagasten till vardan utgo motsvarando bolopp.
------------------------------------------------------------------------------------------------------------------------------------
____________     Hyresgasten ager efter samrad med varden upsatta for verksamhaten sedvanlig skylt, under forutsattning, att
____________     hyresvarden ej har bofogad anledning vagra och att hyresgasten inhamtat artorderliga _______ av berorda
____________     myndighoter. Vid avflyttning aligger det hyresgasten att aterstalla husfasaden i godtagbart skick.
                 Vid mera omfattande fastighetsunderhall sasom fasadranovering aligger det hyresgasten att pa egen bekostnad och utan ersattning nedmantera och aler uppmonters skyltar, markiser och antennar. Hyresvarden forbinder sig att inte uppsatta automater och skyliskap a yttarvaggarna till de av hyresgasten forhyrda lokalerna utan hyresgastens
                 ________________ medger hyresgasten optionsratt att uppsatta automater och skyltskap a _______ vaggar.
                 -------------------------------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------------------------------
                 [_] Hyresvarden  [X] Hyresgasten     savar for skador pa grund av averkan a ___________, entredorrar och skyltar
                 -------------------------------------------------------------------------------------------------------------------

                 -------------------------------------------------------------------------------------------------------------------
                 [_] Hyresgasten ar skyldig att teckna och vidmakthalla glasforskakring betraffande samtliga till lokalerna horande skyltfonster och entredorrar.
------------------------------------------------------------------------------------------------------------------------------------
Las              Det allgger
anordningar      --------------------------------
                                                    att utrusta lokalorna med sadana las - och stoldskyddsanordningar sam kravs for
                 [_] hyresvarden  [X] hyresgasten   gillighet av hyresgastens affars - eller foretagsfosakring
------------------------------------------------------------------------------------------------------------------------------------
Force majeure    Hyresvarden fritager sig fran skyidighet att fullgora sin dol av avtalet och fran skyldighet att erlagga skadestand om hans ataganden inte alls eller endast till onormalt hog kostnad kan fullgoras pa grund av krig eller upplopp, pa grund av saden arbetsinstallelse, blockad, elsvada, explosion eller ingrepp av offentlig myndighet som hyresvarden inte rader over och into hollor kunnat forutse.
------------------------------------------------------------------------------------------------------------------------------------
Sakerhot         Forutsattning for detta avtals gultighet ar att sakarhet I form av                                    bilaga
--------------------
                 [X] bankgaranti   [_] borgen   [_]              [_]  l&mnas genast den         se  bilaga             1
------------------------------------------------------------------------------------------------------------------------------------
Sarskilda        SARSKILDA BESTAMMELSER                                                                                bilaga  1
bestammelser     TEKNISK BESKRIVNING MED DIMENSIONERANDE FORUTSATTNINGAR                                                       2
                 RITNINGAR                                                                                                     3
                 DETTA HYRESKONTR. AR BINDANDE ENDAST EFTER HYRESV. UNDERSKRIFT.
------------------------------------------------------------------------------------------------------------------------------------
Underskrift      Detta kontrakt, com inte utan sarskilt medgivande far inskrivas, har upprattats I tva likalydnade exemplar, av vilka partema tagit var sitt. Tidigara avtal mellan partarma avseende danna lokal upphor att galla fr o m detta avtals ________________.
------------------------------------------------------------------------------------------------------------------------------------
                 Ort/datum                                Ort/datum

                 Stockholm den den   30/4 1998            Stockholm den     29/4 - 98
                 -------------------------------------------------------------------------------------------------------------------
                 Hyresvard      for                       Hyresgast

                 Trygg-Hansa Livforsakrings AB (Publ)     Spary Network AB


                  /s/ Andres Rynell                        /s/ Per Bystedt
------------------------------------------------------------------------------------------------------------------------------------

------------     -------------------------------------------------------------------------------------------------------------------

------------     -------------------------------------------------------------------------------------------------------------------
---------         Ort/datum                         Hyresvard                          Hyrosgast
-------------

------------------------------------------------------------------------------------------------------------------------------------
_____________    Ovanstaend hyreskontrakt overlates _________________
                 -------------------------------------------------------------------------------------------------------------------
                 pa
                 -------------------------------------------------------------------------------------------------------------------
                 Frantradanda hyresgast            _____________ hyresgast            Pers nr/org nr

------------------------------------------------------------------------------------------------------------------------------------
Ovanstaende      Ort/datum                         Hyresvard
overtatalse
godkannes
----------------------------------------------------------------------------------------------------------------------

                                                                   Bilaga 1 1(4)

Hyreskontrakt nr:  01009-0001 024, Nybrogatan 55, Stockholm

Hyresvard:  Trygg-Hansa Livforsakrings AB (publ)

Hyresgast:  Spray Network AB

S A R S K I L D A  B E S T A M M E L S E R

L O K A L E N S  U T F O R M N I N G  O C H  S T A N D A R D

Lokalen med tillhorande utrymmen uthyres, med beaktande av vad som framgar nedan, i omfattning och skick enligt bilaga 2 och 3.

Lokalen skall fore hyrestidens borjan iordningstallas for hyresgastens verksamhet i enlighet med vad som foljer av bilaga 2 och 3 till detta avtal.

Hyresvarden bekostar erforderlig hyresgastanpassning enligt till hyreskontraktet bilagda ritningar och rumsbeskrivning omfattande samtliga byggkostnader och byggherreomkostnader. Dessa innefattar icke hyresgastens kostnader for projektledning eller andra arbeten for vilka hyresgasten skall svara.

L O K A L E N S  S T O R L E K ,  O M F A T T N I N G  O C H  A N V A N D N I N G
Genom detta hyreskontrakt uthyres:
a)  kontor, sammantradesrum etc. plan 7         397  m2 a 2.400:-/m2
b)  kontor, sammantradesrum etc. plan 6         633  m2 a 2.300:-/m2
c)  kontor, sammantradesrum etc. plan 5         666  m2 a 2.300:-/m2
d)  kontor, sammantradesrum etc. plan 4         669  m2 a 2.300:-/m2
e)  reception, kontor etc plan B.V.             470  m2 a 2.000:-/m2
f)  kok, konferens plan -- 1                    546  m2 a 1.200:-/m2
----------------------------------------------- ---  ---------------------
Summa                                           381      m2

T I L L T R A D E S D A G

Hyrestiden raknas fran tilltradesdagen. Tilltradesdagen ar den dag da lokalema ar tillgangliga for hyresgasten att anvandas i enlighet med detta avtal. Pa tilltradesdagen skall gemensam syn genomforas av parterna i aktuella lokaler samt protokoll upprattas och justeras. Hyresgasten forbinder sig att godtaga de eventuella provisoriska anordningar, injunsteringsarbeten, malningskompletteringar etc. som anses normala i samband med inflyttningen och aven sedan lokalen tagits i bruk.

TRYGG HANSA                                                        Bilaga 1 2(4)


Tilltradesdagen ar preliminart bestamd till plan 5 till 7           1998 08 01
   "            "       "          "     "    "  4                  1998 08 14
   "            "       "          "     "    "  B.v. och - 1       1998 08 14

Besked avseende definitiva tilltradesdagar lamnas av hyresvarden senast 1998 04 17.

Hyresgasten ager ratt att Jata sidoentreprenorer eller egen personal utfora arbeten i lokalen fran 1998 07 01 for att paborja egna installations -- och inredningsarbeten. Dessa entreprenader forutsatter medegivande och samordning fran hyresvardens entreprenor.

Hyresgasten ar inforstadd med att avvikelser fran den angivna tilltradesdagen kan intraffa, vilket ej skall medfora annan pafoljd an att hyresbetalningen kan komma att andras i tiden.

Besked avseende planlosning i form av ritningsunderlag samt tillhorande teknisk beskrivning skall vara hyresvarden tillhanda senast 1998 04 09.

I N D E X K L A U S U L

Under hyrestiden skall med hansyn till forandringar i Statistiska Centralbyrans
(SCB) konsumentprisindex totalindex med 1980 som basar, tillagg till hyran erlaggas enligt nedanstaende grund.

Det i kontraktet angivna hyresbeloppet 7.074.400 kronor ar anpassat till indextalet for oktober 1997. Detta tal kallas bastal. Skulle indextalet nagon pafoljande oktobermanad ha forandrats i forhallande till bastalet skall hyRan andras i forhallande till den procentuella forandringen. Debitering sker fran och med narmast efterfoljande kvartal. Tillagget avrundas till heltal kronor.

Utgaende hyra skall dock aldrig sattas lagre an det i kontraktet angivna hyresbeloppet. Indextillagget jamstalls med hyra.

Forsta tillagg debiteras fran och med den 1 januari 1999.

E L T I L L A G G

For elforbrukning skall hyresgasten erlagga ersattning enligt sarskild debitering och uppsatt elmatare. Ersattningen debiteras efter sjalvkostnad.

Elkostnaden forsta aret skall baseras pa en antagen forbrukning om 135.000 kronor per ar. Ersattningen preliminardebiteras efter tidigare forbrukning. Ersattningen jamstalls med hyra och debiteras tillsammans med den. Avrakning sker en gang per ar.

Der aligger hyresgasten att halla sig underattat om sin forbrukning.

TRYGG HANSA                                                      Bilaga 1  3 (4)


F A S T I G H E T S S K A T T

Hyresgasten skall utover den i hyreskontraktet angivna hyran under hyrestiden till hyresvarden erlagga sin del av den statliga fastighetsskatt som vid varje tillfalle belastar fastigheten och som debiteras hyresvarden. Detta galler aven annan liknande statlig eller kommunal skatt eller palaga som kan komma att beslutas under hyrestiden. Lokalens andel av fastighetsskatten ar 60,20%, vid kontraktstidpunkten motsvarande ca 335 200 kronor per ar. Ersattningen jamstalls med hyra och debiteras tillsammans med den.

M E R V A R D E S K A T T

Om hyresgasten under hyrestiden upphor att bedriva verksamhet som medfor skattskyldighet till mervardeskatt (moms) eller hyresgasten i ovrigt vidtar atgard som medfor att hyresvarden blir aterforingsskyldig for moms skall hyresgasten ersatta hyresvarden for dennes merkostnader i anledning harav.

Hyresgasten ar skyldig att till hyresvarden lamna aktuellt momsregistreringsbevis.

S A K E R H E T

Senast vid detta hyreskontrakts tecknande skall hyresgasten till hyresvarden overlamna en for hyresvarden godtagbar sakerhet i form av bankgaranti till ett belopp motsvarande 6 manaders hyra.

F O R H A N D S R A T T   T I L L  Y T T E R L I G A R E  F O R H Y R N I N G

For det fall att hyresvarden avser att hyra ut vaningsplan 1 eller 3 (669 m2 vardera) till annan hyresgast skall hyresgasten forst tillfragas om dennes intresse av att forhyra denna yta. Sadan forfragan fran hyresvarden skall vara skriftlig och det aligger hyresgasten att inom tva (2) veckor, fran det att hyresvarden tillskrivit hyresgasten, skiriftligen besvara hyresvardens forfragan. Besvaras ej hyresvardens forfragan i tid eller om hyresgasten cj onskar forhyra den aktuella ytan ager hyresvarden ratt att avtala om uthyrning till annan part. Hyresgasten erhaller 6 manaders hyresfrihet dock langst t o m 1999 02 15 for plan 1 eller 3 med start vid kontraktstidens borjan (1998 08 15) for det fall att hyresgasten valjer att hyra endera planet.

Hyresvillkor for tillaggsforhyrningar skall forhandlas fran fall till fall.

TRYGG HANSA                                                      Bilaga 1  4 (4)


T I L L A G G S H Y R A

Hyresvarden svarar for ombyggnad av de forhydra lokalerna i omfattning enligt teknisk beskrivning bilaga 2 samt ritningar bilaga 3.

Hyresgasten onskar darutover genomfora en lokalanpassning och en standardhojning som redovisas i bilaga 2 och 3. Kostnaden harfor har av hyresvarden bedomts till 2,0 Mkr exklusive moms. Besked avseende definitiv kostnad for standardhojning lamnas av hyresvarden 1998 04 17.

Hyresvarden upphandlar och genomfor aven denna del av entreprenaden.

Ombyggnadskostnaden omraknad med faktom 0,25 debiteras som tillagg till bashyran under hyresperioden.

Ort                      Datum          Ort                   Datum

Stockholm                30/4  98       Stockholm             29/4  98

for                                     for

Trygg-Hansa                             Spray Netwok AB
Livforsakrings AB (publ)


/s/ Jan Wiksell                         /s/ P Bystedt
---------------------------             ------------------------
Hyresvard                               Hyresgast



Anders Rynell                             P Bystedt
---------------------------               ------------------------
Namnfortydligande                         Namnfortydligande

TRYGG-HANSA            LEASE CONTRACT                                  Page 1(2)
                       FOR PREMISES                           No. 01009 0001 024

The undersigned have on this day agreed to the following lease terms: A x in a box means that the text immediately following shall apply

------------------------------------------------------------------------------------------------------------------------------------
Lessor                       Tygg-Hansa Livsforsakrings AB (Publ)                    516401-6536
------------------------------------------------------------------------------------------------------------------------------------
Lessee                                                                               Civil reg./Org. no.
                             Spray Network AB
------------------------------------------------------------------------------------------------------------------------------------
Address of premises          Municipality                                            Block
                             Stockholm                                               Guldfisken 31
                            --------------------------------------------------------------------------------------------------------
                             Street address                                          Floor                           Suite no.
                             Nybrogatan 55                                           Ground Floor                    0001
------------------------------------------------------------------------------------------------------------------------------------
Conditions and use of        Unless otherwise stated, the premises with appurtenant spaces are let in their present condition for
premises                     use as: Offices
------------------------------------------------------------------------------------------------------------------------------------
Size and extent of           Retail space     Office space on    Floor 4-7           Storage space    Other space on     Total: See
premises                     on floor         floor              approx. 2,365 m2    on floor m2      floor-1            compilation
                             m2               Basement approx.                                        Approx. 546 m2     Appendix 1
                                              470 m2                                                                     3,381
                            --------------------------------------------------------------------------------------------------------
                             X The locations and extent of the premises are indicated in the appended drawing(s).  Appendix 3
                            --------------------------------------------------------------------------------------------------------
                             Vehicle access   Place for sign     Place for display   Parking space    Garage space       Outbuilding
                             for leading                         case/automatic      for ......       for .......
                             and                                 dispensers          car(s)           car(s)
                             unloading
------------------------------------------------------------------------------------------------------------------------------------
Furnishing                   The premises are let                                    On expiry of this Lease and any previous
                             X without special fittings and fixtures intended        agreement concluded between the Lessee and the
                             for the Lessee's Business                               Lessor regarding these premises, the Lessee
                                                                                     shall, unless otherwise agreed, remove all
                                                                                     furnishing belonging to him and restore the
                                                                                     premises to an acceptable condition.
                                                                                     Appendix ....

------------------------------------------------------------------------------------------------------------------------------------
Term of lease                From and including                                      To and including
                            --------------------------------------------------------------------------------------------------------
                             01.08.198                                               30.09.1003
------------------------------------------------------------------------------------------------------------------------------------
Notice or termination        Notice of termination of this contract shall be given in writing at least 9 months prior to the
Prolongation                 expiration date agreed upon.
                             The Lease shall otherwise be automatically prolonged by a term of 3 years each time.
------------------------------------------------------------------------------------------------------------------------------------
Rent                         SEK 7,074,400 per year constituting       total rent      X rent exclusive of surcharges marked below.
------------------------------------------------------------------------------------------------------------------------------------
Index Clause                 X The rent specified above shall be adjusted in accordance with the index clause appended.  Appendix 1
------------------------------------------------------------------------------------------------------------------------------------
Heating and hot water        The heating shall be arranged as necessary by           Hot water shall be provided
                             X the Lessor      the Lessee                            X throughout the year   shall not be provided
------------------------------------------------------------------------------------------------------------------------------------
Charges                      A surcharge for fuel/heating shall be paid as per the clause appended hereto. Appendix
------------------------------------------------------------------------------------------------------------------------------------
Water and Sewage Charges     A surcharge for water/sewage shall be paid as per the clause appended hereto.  Appendix
------------------------------------------------------------------------------------------------------------------------------------
Cooling and Ventilation      A surcharge for the operation of special cooling and ventilation equipment shall be paid as per the clause appended
                             hereto.  Appendix
------------------------------------------------------------------------------------------------------------------------------------
Electricity                  Included in the rent        X To be arranged and paid for by the Lessee   See appendix 1
------------------------------------------------------------------------------------------------------------------------------------
Cleaning of Stairway         Included in the rent        X To be arranged and paid for by the Lessee
------------------------------------------------------------------------------------------------------------------------------------
Refuse and Waste Removal     Included in the rent        X To be arranged and paid for by the Lessee (the Lessor shall, however, provide waste receptacles and requisite space for the collection of refuse and waste) Applies for so-called commercial and industrial waste
------------------------------------------------------------------------------------------------------------------------------------
Snow Clearance and Sanding   Included in the rent        X To be arranged and paid for by the Lessee
------------------------------------------------------------------------------------------------------------------------------------
Property tax                 Included in the rent        X compensation to be paid under a separate agreement.   Appendix 1
------------------------------------------------------------------------------------------------------------------------------------
Unforeseen Costs             If, after the lease has been signed, the property is affected by unforeseen costs as a result of
                             a) the introduction of, or an increase in, special taxes, fees or surcharges applicable to the property through a decision of Parliament, the Government, the municipal authority or other authority.
                             b) general conversion work or other measures affecting the property and not only the premises in questions and which the Lessor is obliged to carry out following a decision of Parliament, the government, the municipal authority or other authority
                             the Lessee shall compensate the Lessor in an amount corresponding to the premises' share of the annual cost increase affecting the property starting at the time of the cost increase in questions.
                             The premises' share is 60.20 percent (if the share is not specified, it shall be calculated as a proportion of the rents charged on the property at the time of the cost increase).
                             Reference to tax in a) above does not include VAT nor does it include property tax if compensation for this tax is paid under separate agreement stipulated above.
                             Compensation is paid in accordance with the rules for payment of rent as set out below.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Valued-added Tax (VAT)       X The property-owner/Lessor is liable to VAT for letting the premises. In addition to the rent the
                             Lessee shall on each due date pay the VAT at the rate then applicable.
                             If the property-owner/Lessor is found by the tax authorities to be liable to VAT for the letting of the premises, the Lessee shall, in addition to the rent, pay the VAT at the rate then applicable.
------------------------------------------------------------------------------------------------------------------------------------
Payment of rent              Rent shall be paid in advance, without prior reminder, no      and shall be paid into postal giro
                             later than the last weekday before the beginning of each       account no.        bank giro account no.
                             calendar quarter        calendar month.
------------------------------------------------------------------------------------------------------------------------------------
Interest, Reminders          In the case of late rental payment, the Lessee shall pay the interest due under The Interest Act, as well as compensation for written reminders as set out in the Act concerning Remuneration for Debt
                             Recovery Costs, etc. Compensation for reminders shall be paid in the amount then applicable under The
                             Ordinance concerning Remuneration for Debt Recovery Costs, etc.
------------------------------------------------------------------------------------------------------------------------------------
Maintenance, etc             The Lessor shall carry out at his expense any necessary        The Lessee shall, however, be
                             maintenance of the premises and of fittings and fixtures       responsible for: Appendix
                             provided by him.
                            --------------------------------------------------------------------------------------------------------
                             The Lessee shall carry out at his expense any necessary        The Lessee shall also be responsible
                             maintenance of the interior floor, wall and ceiling surfaces   for the following maintenance:
                             and of the fittings and fixtures provided by the Lessor.       Appendix
                            --------------------------------------------------------------------------------------------------------
                             See separate Appendix for the details of the allocation of     Appendix
                             responsibility for maintenance.
                            --------------------------------------------------------------------------------------------------------
                             The Lessee shall not be entitled to a reduction in rent for any obstruction to his use and enjoinment of the premises for the period during which the Lessor carries out customary forms of maintenance on the property or the premises hereby rented. The Lessor shall, however, notify the Lessee in good time about the type and extent of the work as well as of the period during which such work is to be carried out.
                             When the Lease is for a ship or handicraft business that is dependent on a flow of customers, this clause shall apply only if a separate agreement to that effect has been concluded.
                            --------------------------------------------------------------------------------------------------------
                             It shall be the responsibility of the Lessor    the Lessee     at his own risk and at his own expense,
                                                                                            to take any measures as may be required
                                                                                            by an insurance company, a municipal
                                                                                            building committee, a municipal
                                                                                            environment protection and public health
                                                                                            committee, a fire-fighting authority or
                                                                                            any other authority for the premises to
                                                                                            be used as intended. The Lessee shall
                                                                                            consult with the Lessor before such
                                                                                            measures are taken.
                            --------------------------------------------------------------------------------------------------------
                             If the Lessee makes any changes to the premises without required building permit, as a consequence of which the Lessor must pay a building fee or supplementary charge under the provisions of the Planning and Building Act, the Lessee shall pay the Lessor a corresponding amount in compensation.
------------------------------------------------------------------------------------------------------------------------------------
Signs, Awnings, Windows,     The Lessee shall be entitled, having consulted the Lessor, to put up signs customary for the business
Doors, etc.                  in question provided he has obtained any permits as may be required by the appropriate authorities and the Lessor has no reasonable grounds for refusal.
                             Upon vacating the premises, the Lessee shall undertake to restore the facade of the building to an acceptable condition. Should more extensive maintenance of the property be required, e.g. renovation of the facade, the Lessee shall at his own expense and without compensation take down and replace signs, awnings and aerials.
                             The Lessor undertakes not to put up automatic dispensers or display cases on the exterior walls of the premises rented by the Lessee without the permission of the Lessee and hereby grants the Lessee the option of himself installing automatic dispensers and display cases on such walls.
                            --------------------------------------------------------------------------------------------------------
                             The Lessor  The Lessee                    Shall be responsible for any damage due to negligence or
                                                                       malicious intent to display windows, entrance doors and
                                                                       signs.
                            --------------------------------------------------------------------------------------------------------
                             The Lessee shall be responsible for arranging and maintaining plate-glass insurance for all display windows and entrance doors belonging to the premises.
------------------------------------------------------------------------------------------------------------------------------------
Locks and Theft-Prevention   The Lessor   The Lessee                   Shall fit the premises with such locks and theft-prevention
Devices                                                                devices as may be required to ensure the validity of the
                                                                       Lessee's business insurance.
------------------------------------------------------------------------------------------------------------------------------------
Force majeure                Circumstances beyond the control of the Lessor and which the Lessor could not have been expected to foresee, such as war, riot ,strike, blockade, fire, explosion or action by a public authority, shall release the Lessor from his obligations under this Lease, provided such obligations cannot be met at all or only at abnormally high cost, and from liability to pay compensation.
------------------------------------------------------------------------------------------------------------------------------------
Security                     This agreement shall only be valid provided security in the form of
                             A band guarantee   a personal guarantee is provided not later than                 Appendix
------------------------------------------------------------------------------------------------------------------------------------
Special provisions                                                                                              Appendix
------------------------------------------------------------------------------------------------------------------------------------
Signature                    This Lease, which may not be registered without special permission, has been drawn up in two identical copies of which the parties have each taken one copy. Previous agreement between the parties relating to the premises shall lapse as of the date on which this Lease takes effect.
                            --------------------------------------------------------------------------------------------------------
                             Place, date                                        Place, Date
                            --------------------------------------------------------------------------------------------------------
                             Lessor                                             Lessee
------------------------------------------------------------------------------------------------------------------------------------
Agreement to vacate the      As a result of the agreement to vacate the premises reached on this day, the above Lease is terminated
premises                     as of      , on which day the Lessee undertakes to vacate the premises.
                            --------------------------------------------------------------------------------------------------------
                             Place, date                                        Lessor                          Lessee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transfer                     The above Lease is transferred as of
                             to
------------------------------------------------------------------------------------------------------------------------------------
                             Vacating lessee                            New Lessee                    Civil reg. no./Org. no
------------------------------------------------------------------------------------------------------------------------------------
The above transfer is        Place, date                                Lessor
approved
------------------------------------------------------------------------------------------------------------------------------------

TRYGG-HANSA                                            Appendix 1 1(4)

LEASE CONTRACT NO.:    01009-0001 024, Nybrogatan 55, Stockholm
LESSOR:                Trygg-Hansa Livsforsakrings AB (publ)
LESSEE:                Spray Network AB

SPECIAL PROVISIONS
DESIGN AND STANDARD OF THE PREMISES

The premises with appurtenant areas shall be leased observing what is stated below to an extent an in a condition according to Appendix 2 and 3.

Before the commencement of the lease period, the premises shall be put in order for the lessee's activity in accordance with what follows from Appendix 2 and 3 to this agreement.

The lessor shall pay for the necessary lessee's adjustment according to drawings enclosed with the lease contract and a room description covering all building costs and owner's costs. These do not cover the lessee's costs for project management or other works for which the lessee shall be responsible.

SIZE, SCOPE AND USE OF THE PREMISES

The following shall be leased through this contract:

a) offices, conference room, etc, floor 7            397 m2 @ SEK 2,400.00/m2
b) offices, conference room, etc, floor 6            633 m2 @ SEK 2,300.00/m2
c) offices, conference room, etc, floor 5            663 m2 @ SEK 2,300.00/m2
d) offices, conference room, etc, floor 4            669 m2 @ SEK 2,300.00/m2
e) reception, offices, etc., ground floor            470 m2 @ SEK 2,200.00/m2
f) kitchen, conference room, floor - 1               546 m2 @ SEK 1,200.00/m2
-----------------------------------------------------------------------------
Total                                                3,381 m2

TAKE-OVERDATE

The lease period is counted from the take-over date. The take-over date is the day when the premises are available for the lessee to be used in accordance with this agreement. On the take-over date, a joint inspection shall be carried out by the parties in the relevant premises and a record shall be drawn up and approved. The lessee undertake to accept any temporary arrangements, adjustment works, supplementary painting, etc., which are considered normal in connection with occupation and also when the premises are taken into use.

TRYGG-HANSA                                                     Appendix 1 2(4)

The take-over date is preliminarily determined for floor 5 to 7      01.08.1998
    "                "              "              "         4       14.08.1998
    "                "              "  ground floor and -1           28.08.1998
NOTIFICATION REGARDING DEFINITIVE TAKE-OVER DATES SHALL BE GIVEN BY THE LESSOR BY 17.04.1998 AT THE LATEST.

The lessee has a right to allow joint contractors or his own personnel to carry out works in the premises from 01.07.1998 in order to start his own installation and fitting works. These contracts require the consent of and co-ordination by the lessor's contractor.

The lessee accepts that deviations from the specified take-over date may occur which shall not entail any consequence other than that the rent payment may be changed in time.

Notification regarding a floor solution in the form of drawings and an associated technical description shall be made available to the lessor by
09.04.1998 at the latest.

INDEX CLAUSE

During the lease period, with regard to changes in Statistics Sweden's (SCB) consumer price total index, using 1980 as a base year, a supplement to the rent shall be paid according to the grounds below.

The rent sum of SEK 7,074,400 specified in the contract is adjusted to the index figure for October 1997. This is called a basic figure. Should the index figure in any subsequent month of October have changed in relation to the basic figure, the rent shall be changed in relation to the percentage change. Charging shall occur from and including the next subsequent quarter. The supplement shall be rounded to whole Swedish kronor.

However, the rent paid shall never be set lower than the rent sum specified in the contract. The index supplement shall be on a par with the rent.

The first supplement shall be charged from and including I January 1999.

ELECTRICITY SUPPLEMENT

The lessee shall pay compensation for electricity consumption according to special charging and an installed electricity meter. The compensation shall be paid according to the cost price. In the first year, the electricity cost shall be based on an assumed consumption of SEK 135,000 per annum. The compensation shall preliminarily be charged according to previous consumption. The compensation is on a par with the rent and shall be charged together with the same. Settlement shall be performed once annually.

It is incumbent upon the lessee to keep himself informed of his consumption.

TRYGG-HANSA                                         Appendix 1   3(4)

PROPERTY TAX

During the lease period, the lessee shall over and above the rent specified in the lease contract pay to the lessor his share of the national property tax charged on the property at any time and which is charged to the lessor. This also applies for another equivalent national or municipal tax or surcharge which may be determined during the lease period. The premises' share of the property tax I 60.20% at the time of the contract corresponding to approx. SEK 335,200 per annum. The compensation is on a par with the rent and shall be charged together with the same.

VALUE-ADDED TAX

If during the lease period the lessee ceases to operate activity which entails a liability to pay value-added tax (VAT) or the lessee otherwise adopts a measure which means that the lessor becomes liable to reverse VAT, the lessee shall compensate the lessor for his additional costs in connection with the same.

SECURITY

Upon signature of this lease contract at the latest, the lessee shall provide the lessor with a security which is acceptable to the lessor in the form of a bank guarantee for a sum corresponding to 6 months' rent.

PRIOR RIGHT TO FURTHER LEASING

In the event that the lessor intends to lease floor 1 or 3 (669 m2 each) to another lessee, the lessee shall first be asked whether he is interested in leasing this area. Such an enquiry from the lessor shall be made in writing and it is incumbent upon the lessee within two (2) weeks after the lessor has written to the lessee to answer the lessor's enquiry in writing. If the lessor's enquiry is not answered in time or if the lessee does not wish to lease the relevant area, the lessor has a right to agree on leasing to another party. The lessee shall receive 6 months' exemption from rent but to and including
15.06.1999 for floor I or 3 starting upon the commencement of the contract period (15.08.1998) in the event that the lessee chooses to lease either floor.

The lease terms and conditions for additional leases shall be negotiated from case to case.

TRYGG-HANSA                            Appendix 1  4(4)

ADDITIONAL RENT

The lessor is responsible for conversion of the premises to an extent according to a technical description, Appendix 2, and drawings, Appendix 3.

The lessor also wishes to implement an adjustment of the premises and a raising of standards as reported in Appendix 2 and 3. The cost for the same has been estimated by the lessor at SEK 2.0 million excluding VAT. Notification regarding a definitive cost for the raising of standard shall be provided by the lessor by
17.04.1998 at the latest.

The lessor shall also procure and implement this part of the contract. The conversion cost calculated using the factor 0.25 shall be charged as a supplement to the basic rent during the lease period.

Place                      Date              Place               Date
Stockholm                  30.04.98          Stockholm           29.04.98
for                                          for

Trygg-Hansa Livsforsakrings AB (Publ)        Spray Network AB

[Signature]                [Signature]       [Signature]
Lessee                                       Lessee

ANDERS RYNELL              Jan Wiksell       P. BYSTEDT
Name in print                                Name in print